UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: February 1 2010


                           NEWMARKET TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

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               Nevada                                   000-27917                               65-0729900
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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              14860 Montfort Drive, Suite 210, Dallas, Texas 75254
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (972) 386-3372
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)





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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In conjunction with the resignation of Philip Verges on February 1, 2010 as Chief Executive Officer of NewMarket Technology, Inc., (the "Company"), the Board of Directors of the Company voted to appoint Bruce A. Noller as President and Chief Executive Officer of the Company, effective February 1, 2010. Mr. Noller is currently the President of Managed Services. Mr. Verges will continue to serve as the Chairman of the Board of the Company.

Mr. Noller, age 53, has been the President of Managed Services of the Company since 2008 and served on the Company's Board of Directors since 2005. Mr. Noller brings to the Company over 25 years of financial, operational and marketing experience. Mr. Noller was formerly the President of Noller and Associates, Inc., a financial and business consulting firm. Previously, he served as Vice President for Integrated Control Systems, a worldwide management consulting firm. During that time, Mr. Noller proposed and oversaw engagements within a variety of industries including healthcare, distribution, manufacturing, retail, banking, insurance, mining and telecommunications. Mr. Noller has international management consulting experience in Singapore, Malaysia, China, Canada, Latin America and Europe.

Mr. Noller has received his BS in Psychology and an MBA from the University of North Texas.


                            SECTION 7 - REGULATION FD

Item 7.01 - Regulation FD Disclosure

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On February 1, 2010, the Company issued a press release regarding the appointment of Mr. Noller as the Company's CEO and President, as discussed in
Section 5,above. The text of the press release is attached herewith as Exhibit 99.1.



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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 -- Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                                                 Description
     -----------                                                 -----------

            99.1        Press Release dated February 1, 2010*
--------------------
*Filed herewith





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 9, 2010
                                    NEWMARKET TECHNOLOGY, INC.

                                    By:  /s/ Philip J. Rauch
                                             ---------------
                                             Philip J. Rauch
                                             Chief Financial Officer